UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 6, 2006

H&R BLOCK, INC.

(Exact name of registrant as specified in charter)

Missouri (State of Incorporation)	1-6089 (Commission File Number)	44-0607856 (I.R.S. Employer Identification Number)

One H&R Block Way, Kansas City, MO 64105

(Address of Principal Executive Offices) (Zip Code)

(816) 854-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

HRB Management, Inc., a subsidiary of H&R Block, Inc. (the “Company”), and the plan administrator of the Company’s Wealth Accumulation Plans (including the H&R Block Retirement Savings Plan, the H&R Block Deferred Compensation Plan for Executives, and the H&R Block Deferred Compensation Plan for Directors), is changing recordkeepers for the Plans. As a result, a blackout period with respect to participants’ accounts in the Plans will be in effect beginning at 4:00 p.m. Eastern Time on Friday, December 22, 2006, and ending the week of Sunday, January 21, 2007 (the “Blackout Period”). During the Blackout Period, participants will be temporarily unable to access their accounts, request loans, withdrawals or distributions, make fund exchanges (transfers), or make contribution allocation changes. Participants will still be able to make payroll and rollover contributions and loan repayments during the Blackout Period.

Notice of the Blackout Period was provided to all participants and beneficiaries under the Plans beginning on November 17, 2006. On December 6, 2006, the Company sent a notice to its directors and executive officers informing them of the Blackout Period. The notice also informed the directors and executive officers that, pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR under the Securities Exchange Act of 1934, they would be prohibited from purchasing, selling or otherwise acquiring or transferring any common stock or other equity securities of the Company during the Blackout Period (including buying or selling shares of Company stock on the open market, exercising Company stock options, and transferring into or out of Company stock within the Plans). A copy of the notice to directors and executive officers is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

During the Blackout Period and for a period of two years after the ending date of the Blackout Period, a participant in the Plans, a security holder of the Company, or other interested persons may obtain, without charge, information regarding the actual ending date of the Blackout Period by contacting the Benefits Department, H&R Block, Inc., One H&R Block Way, Kansas City, Missouri 64105, telephone (816) 504-1236.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Notice to Directors and Executive Officers dated December 6, 2006 concerning Blackout Period

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&R BLOCK, INC.

Date:	December 6, 2006	By:/s/ Bret G. Wilson
Bret G. Wilson
Vice President and Secretary

EXHIBIT INDEX

Exhibit 99.1	Notice to Directors and Executive Officers dated December 6, 2006 concerning Blackout Period